AGREEMENT OF GUARANTY AND SURETYSHIP

        THIS 2002 AMENDED AND RESTATED AGREEMENT OF GUARANTY AND SURETYSHIP ("Guaranty") is made as of this 25th day of June, 2002 by SWISS ARMY RETAIL, INC. ("Retail") (hereinafter each individually and all collectively referred to as the "Undersigned") in favor of FLEET NATIONAL BANK, 777 Main Street, Hartford, Connecticut 06103 (the "Bank").

W I T N E S S E T H:

W I T N E S S E T H :

        WHEREAS, the Undersigned has requested the Bank to make a loan or advances or otherwise extend further credit (the "Loan") to Swiss Army Brands, Inc., a corporation organized under the laws of Delaware (the "Principal") pursuant to the 2001 Substituted Commercial Revolving Promissory Note in the original principal amount of up to $16,000,000, dated as of May 25, 2001, and the 1999 Commercial Promissory Term Note in the principal amount of $7,000,000, dated as of November 15, 1999, and each made by the Principal and payable to the order of the Bank (collectively, the "Notes"), and the 2001 (Second) Amended and Restated Commercial Loan Agreement between the Principal and the Bank dated as of September 28, 2001 (the "Loan Agreement"), and the foreign exchange contracts between the Bank the Principal entered into from time to time (the "FX Facilities"); and

        WHEREAS, the Bank, as a condition precedent to its agreement to extend the Loan to the Principal, has required that the Undersigned unconditionally guarantee the full and prompt payment of all liabilities and Indebtedness (as hereinafter defined) due or to become due from the Principal to the Bank whether under or pursuant to the Notes, the Loan Agreement, the Related Agreements (as that term is defined in the Loan Agreement), the FX Facilities or otherwise.

        NOW THEREFORE, the Undersigned jointly and severally, in consideration of One Dollar ($1.00) and other valuable consideration from the Bank, receipt of which is hereby acknowledged, hereby absolutely and unconditionally guarantees to the Bank, its successors, endorsees and assigns the full and prompt payment, together with interest, as and when the same becomes due and payable, whether in accordance with its terms or by acceleration or otherwise, of the obligations, liabilities, sums of money, and indebtedness of any kind or nature whether presently existing or hereafter created or arising, which have heretofore been, are now, or which may hereafter become, due and payable to the Bank by, from, or at the request of or on behalf of the Principal, including, without limitation, all sums now or hereafter coming due under or in connection with the Loan and the FX Facilities (all of which obligations, liabilities, sums of money, and indebtedness are hereinafter referred to as the "Indebtedness").

          This Guaranty is a continuing guaranty and security for the Indebtedness now due or owing to the Bank, or which may hereafter at any time become due or owing to it from or by the Principal, and the Bank may grant renewal(s) and extension(s) of time for payment of any of the Indebtedness, without impairing, lessening or canceling this Guaranty in any particular until all of the said Indebtedness, and any renewal(s) or extension(s) thereof, shall have been paid in full.

          This Guaranty is irrevocable and shall continue in full force and effect until all of the Indebtedness plus all costs of collection, have been fully and finally paid to the Bank.

          For all purposes of the liability of the Undersigned under this Guaranty, all Indebtedness which may now be or which may hereafter from time to time become due or owing to the Bank by the Principal shall be deemed to continue due and owing to the Bank until the same shall be actually repaid to the Bank, notwithstanding the bankruptcy or winding up of the affairs of the Principal or any other event whatever.

          The Undersigned agrees to reimburse the Bank for any payments on account of the Indebtedness which the Bank has received from or on behalf of the Principal but has returned to the Principal or any debtor-in-possession or trustee or other custodian of the property or affairs of the Principal by reason of any claim of preference, fraudulent transfer or the like in connection with any bankruptcy, insolvency or similar proceeding involving the Principal.

          If, for any reason, the Principal has no legal existence or is under no legal obligation to discharge any of the Indebtedness or if any of the Indebtedness has become irrecoverable from the Principal by operation of law or from any other reason, this Agreement of Guaranty and Suretyship shall nevertheless be binding upon the Undersigned to the same extent as if the Undersigned had been at all times the principal obligor on all such Indebtedness.

  The liability of the Undersigned hereunder is direct, absolute and unconditional without regard to the liability of any other person. The Bank shall have the right to proceed against the Undersigned immediately upon any default by the Principal and shall not be requested to cease any action or proceeding of any kind against the Principal or any other party liable for the Indebtedness or any collateral or security which the Bank may have before proceeding against the Undersigned hereunder.

  The Undersigned hereby waives, releases, and relinquishes any claim, right or remedy which the Undersigned may now have or hereafter acquire against the Principal or any of its assets or property that arises hereunder or from the performance by the Undersigned hereunder, including, without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy that the Undersigned may have against the Principal or any collateral for the Indebtedness which the Undersigned now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

  The Undersigned hereby grants to Bank a lien, security interest and right of setoff as security for the Indebtedness, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of FleetBoston Financial Corporation, or in transit to any of them. At any time, without demand or notice, Bank may set off such deposits, credits or other property of the Undersigned, or any part thereof, and apply the same to the Indebtedness even though unmatured and regardless of the adequacy of any other collateral securing all or part of the Indebtedness and without resort to legal process or judicial proceeding, order or authorization. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE INDEBTEDNESS PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE UNDERSIGNED, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

  The Undersigned hereby expressly waives presentment, demand for payment, protest, notice of protest, and notice of nonpayment, with respect to the Indebtedness.

  In the event of the failure of the Principal to pay or perform all of the Indebtedness in accordance with its terms and of the failure of the Undersigned to pay the Indebtedness in accordance with the terms hereof, the Bank may take such action with respect thereto as it may deem advisable to protect its interest.

  In the event that the Principal becomes bankrupt or insolvent, or enters into a composition or arrangement with its creditors, or in the event of the Principal going into liquidation or being wound up, any dividends or payments received by the Bank from such Principal or its estate, receiver or trustee, shall be taken and applied as payments in gross and shall not prejudice the right of the Bank to recover from the Undersigned, to the full extent of this Guaranty, so much of the Indebtedness which after the receipt of such dividends or payments, remains owing to it. In addition, the Undersigned agrees that in the event of bankruptcy, insolvency, liquidation proceedings, or assignment for the benefit of creditors, or proceedings looking toward the winding up of its affairs, or other similar proceedings, being instituted by or against the Principal, any dividend, share payment or credit of any type whatsoever due to the Undersigned in any such proceeding is hereby assigned over to the Bank to be applied by it against the Indebtedness until the Indebtedness is fully paid.

  The Bank may, without affecting any of its rights hereunder, receive and hold collateral or security from the Principal or from the Undersigned or any other party directly or indirectly liable for all or any of the Indebtedness to secure the payment of the Indebtedness and may release such collateral or security or any part thereof, at any time, in its discretion, with or without the reduction of any of the Indebtedness or the substitution of any other collateral or security and likewise in its sole discretion, the Bank may, without notice to the Undersigned and without affecting in any way its rights hereunder:

  extend or refuse to extend further credit to the Principal which further credit may contain terms requiring that it be paid before any payments are made on the Indebtedness and which credit may be secured by collateral or security which may have been collateral or security for payment of the Indebtedness;

  modify or otherwise change any terms of all or any part of the Indebtedness or the rate of interest thereon or grant any extension(s) or renewal(s) for any period or periods of time for payment thereof or grant any other indulgence(s) with respect thereto, and effect any release, compromise or settlement with respect thereto;

  enter into any agreement of forbearance with respect to all or any part of the Indebtedness, or with respect to all or any part of the collateral securing the Indebtedness, and change the terms of any such agreement;

  call for or forbear from calling for, additional collateral or security from the Principal to secure any of the Indebtedness;

  in the event of nonpayment when due, whether by acceleration or otherwise, of any of the Indebtedness, realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interest as the Bank may elect in a commercially reasonable manner, at any public or private sale or sales for cash or on credit or for future delivery, without demand and without resort to legal process or judicial hearing, order, or authorization, or by foreclosure or otherwise, or forbear from realizing thereof, all as the Bank in its discretion may deem proper, and purchase all or any part of the collateral for its own account at any such sale or foreclosure;

  enter into any agreement or agreements with the Principal concerning then existing or additional Indebtedness; and/or release or effect any settlement or compromise with respect to the Indebtedness with the Principal or any other party primarily or secondarily liable for the Indebtedness.

  The obligations of the Undersigned hereunder, and the rights of the Bank in any collateral or security, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against the Bank:

  by reason of the fact that any collateral securing the Indebtedness may be in default at the time of the acceptance hereof by the Bank or later;

  by reason of the fact that a valid lien on any of the collateral may not be conveyed to, or created or continue to exist in favor of, the Bank, or by reason of the fact that, for any reason, a lien shall not have been properly perfected, or shall cease to be perfected;

  by reason of the fact that any of the collateral may be subject to equities, liens or defenses or claims in favor of others or may be or become invalid or defective in any way;

  by reason of the fact that any of the Indebtedness, may be invalid or void for any reason whatsoever, or may be avoided or set aside by any creditor or representative of creditors, including, without limitation a receiver or a trustee in bankruptcy; and/or by reason of any deterioration, waste or loss by fire, theft or otherwise, of any of the collateral, or the decline in value thereof.

  The books and records of the Bank showing the account between it and Principal shall be admissible in any action or proceeding, and shall constitute prima facie proof thereof.

  The Undersigned expressly agrees that its obligations and liabilities hereunder shall in no way be released, lessened, or impaired by reason of the release of or unenforceability of any agreement or undertaking by any other guarantor or other party liable, whether primarily or secondarily, for the repayment of all or any part of the Indebtedness.

  The Undersigned shall deliver to the Bank such statements as to the Undersigned's assets, liabilities, and net worth as may be requested by the Bank, in such form as shall be reasonably satisfactory to the Bank.

  This Guaranty shall inure to the benefit of the Bank, and its successors and assigns, and shall continue to bind the Undersigned notwithstanding any merger, consolidation, or other change involving or affecting the Principal, it being the intent hereof that the Guaranty shall remain valid and effective as to the Indebtedness due from the Principal and its successors.

  No modification or waiver of any provision of this Guaranty and no consent by the Bank to any departure therefrom by the Undersigned shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific reasons and purposes specified in such writing. No notice to or demand upon the Undersigned in any case shall entitle the Undersigned to any other or further notice or demand in similar or other circumstances.

  In the event that any provision hereof shall be deemed to be invalid or unenforceable in any context, such invalidity or unenforceability shall affect only the particular provision in the particular context and shall not have any effect upon the remaining provision hereof or the application of the challenged provision in any other context.

  Nothing in this agreement shall be deemed to modify or amend any of the agreements between the Principal and the Bank.

  The Undersigned hereby agrees to pay all costs and expenses, including reasonable attorney's fees, arising out of or with respect to the validity, enforcement or preservation of the Indebtedness or any collateral of the Guaranty.

  If there is more than one Undersigned, their liability hereunder shall be joint and several.

  Whenever herein used and the context so permit, the singular shall be construed to include the plural and the masculine shall be construed to include both the feminine and neuter gender.

  This Guaranty has been delivered in and shall be deemed to have been made in Connecticut, and shall be governed and interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Connecticut.

  This Guaranty is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness, shall the amount paid or agreed to be paid to Bank for the use or the forbearance of the Indebtedness exceed the maximum permissible under applicable law. As used herein, "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Guaranty shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Undersigned and Bank in the execution, delivery and acceptance of this Guaranty to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not the payment of interest. This provision shall control every other provision of all agreements between the Undersigned and Bank.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THE TRANSACTIONS OF WHICH THIS GUARANTY IS A PART ARE COMMERCIAL TRANSACTIONS AS THAT TERM IS DEFINED IN SECTION 52-278a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY WAIVES AND RELINQUISHES ANY AND ALL RIGHTS WHICH IT MAY HAVE PURSUANT TO ANY LAW OR CONSTITUTIONAL PROVISION, INCLUDING WITHOUT LIMITATION CHAPTER 903(a) OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, TO ANY NOTICE OR HEARING PRIOR TO ANY ATTEMPT BY THE BANK TO OBTAIN A PREJUDGMENT REMEDY AGAINST THE UNDERSIGNED IN CONNECTION WITH SUCH TRANSACTIONS.

  THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN CONNECTICUT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE UNDERSIGNED, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE UNDERSIGNED AT THE ADDRESS STATED BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE UNDERSIGNED WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

  IN WITNESS WHEREOF, the Undersigned have caused these presents to be executed as of the day and year above written.

                                                                                                              SWISS ARMY BRANDS, INC.

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